UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Item 1.01   Entry into a Material Definitive Agreement.

On June 18, 2019, Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), a wholly-owned subsidiary of Sterling Bancorp, Inc. (the “Company”) and the Office of the Comptroller of the Currency (the “OCC”) entered into a formal agreement (the “Agreement”) relating primarily to certain aspects of the Bank’s Bank Secrecy Act/Anti-Money Laundering (“BSA/AML”) compliance program.

The Agreement generally requires that the Bank enhance its policies and procedures to ensure compliance with BSA/AML laws and regulations.  The Bank will establish a Compliance Committee to monitor and assure compliance with the Agreement, oversee the completion of  an independent review of account and transaction activity to be conducted by a third party vendor, and engage a third party to conduct a model validation for its BSA/AML monitoring software.

The Bank’s Board and management take the requirements of the Agreement seriously, and will strive to achieve full compliance in a timely matter. The Company does not believe that the Agreement will have any material impact on its performance metrics, the payment of dividends, or the current share repurchase program.

The Bank’s Board and management are implementing the items required by the Agreement and will continue to do so until we have fully satisfied the regulators’ requirements. A finding by the OCC that the Bank failed to comply with the Agreement could result in additional regulatory scrutiny, constraints on the Bank’s business, or other formal enforcement action.  Any of those events could have a material adverse effect on the Bank’s future operations, financial condition, growth, or other aspects of its business.

FORWARD-LOOKING STATEMENTS

Certain statements in this Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time.  Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements.  These risks, uncertainties and other factors include, but are not limited to those as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019 and future periodic reports.  Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements.  The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP, INC.

Dated: June 21, 2019

	By:	/s/ THOMAS LOPP
Thomas Lopp
President, Chief Operations Officer and Chief Financial Officer

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